DYNAMIC CANADIAN EQUITY INCOME FUND

Class I Shares (TICKER: DWGIX)
Class II Shares

A Series of DundeeWealth Funds

SUMMARY PROSPECTUS

February 1, 2012

Before you invest, you may want to review the Fund’s prospectus (“Prospectus”), which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at www.dundeewealthus.com/en/Fund-Investors/Legal-Documents.asp. You can also get this information at no cost by calling 1-888-572-0968 or by sending an e-mail request to inquiries@dundeewealthus.com. The Fund’s Prospectus, dated February 1, 2012, and the Fund’s Statement of Additional Information (“SAI”), dated February 1, 2012, are incorporated by reference into this Summary Prospectus.

Investment Objective: The investment objective of the Dynamic Canadian Equity Income Fund (formerly, Dynamic Infrastructure Fund) (the “Fund”) is to seek high income and long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

	Dynamic Canadian Equity Income Fund — Class I Shares	Dynamic Canadian Equity Income Fund — Class II Shares
Shareholder Fees (fees paid directly from your investment)	0.00%	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%	0.95%
Other Expenses	11.77%	12.02	%(1)
Shareholder Servicing Fee	0.00%	0.25%
Total Annual Fund Operating Expenses	12.72%	12.97%
Fee Waivers and Reimbursements(2)	(11.47)%	(11.47)%
Total Annual Fund Operating Expenses After Fee Waiver	1.25%	1.50%

(1)          “Other Expenses” for Class II Shares, which had not commenced operations as of the date of this prospectus, are estimated based on Class I Shares for the current fiscal year.

(2)          The investment adviser (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed 1.25% for Class I Shares and 1.50% for Class II Shares until January 31, 2013.  If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) to exceed the applicable expense limitation that was in effect at the time of the waiver and reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Class I Shares of the Fund and $50,000 in Class II Shares of the Fund for the time periods indicated and that you sell your shares at the end of those periods.  The example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same.  Although your actual costs and returns might be different, your approximate costs of investing $10,000 in Class I Shares of the Fund and $50,000 in Class II Shares of the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$127	$2,567	$4,644	$8,587
Class II Shares	$763	$13,139	$23,620	$43,332

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 133.40% of the average value of its portfolio.  Effective September 30, 2011, the Fund changed its investment objective and principal investment strategies as set forth herein.  This turnover rate represents the Fund’s turnover rate under its prior investment objective of capital appreciation and prior principal investment strategy of investing at least 80% of its assets in infrastructure and infrastructure-related industries.

Principal Investment Strategy: The Fund invests, under normal market conditions, at least 80% of its assets in the equity securities of companies located in Canada. For the purposes of this policy, the Fund defines companies that are located in Canada as companies that are incorporated or organized in Canada.  The Fund invests primarily in dividend or distribution paying Canadian equity securities and real estate investment trusts (“REITs”), as well as in other types of Canadian equity securities, including limited partnerships and master limited partnerships (“MLPs”).  The Fund may, to the extent permitted by applicable law, also invest in Canadian income trusts.  An income trust is an equity investment vehicle designed to contribute cash flow from an underlying business to investors.  In addition to its Canadian equity investments, the Fund may also invest in other foreign and U.S. companies of any size, including small and mid capitalization companies, as well as in U.S. MLPs to the extent permitted by applicable law, in order to achieve its objective.  While the Fund will not concentrate its investments in any one industry, the Fund will focus on equity securities in the energy, real estate and infrastructure sectors.

In considering an equity security, GCIC US Ltd. (the “Sub-Adviser”) also evaluates the equity security’s potential for capital appreciation.  The Sub-Adviser employs a Quality at a Reasonable Price (QUARPTM) philosophy and uses strict fundamental analysis and due diligence measures to assess potential investments for the Fund.  In conducting fundamental analysis of companies that are being considered for purchase in the Fund, the management team evaluates the financial condition and management of a company, its industry and the overall economy.  As part of this evaluation, the Sub-Adviser may:

•                  analyze financial data and other information sources;

•                  assess the quality of management; and

•                  conduct company interviews, where possible.

The Fund invests in businesses with sustainable cash flow distributions, dominant positions in their respective industry sector and management that holds a significant equity stake.

The Sub-Adviser may initiate options positions and option/stock combination strategies (eg. covered calls) in the Fund.  While the primary use of the option positions will be to generate additional income in the Fund, the option positions may also allow the portfolio manager to purchase or sell the underlying stock at what the Sub-Adviser believes to be a fundamentally attractive price.  More specifically, the Fund may write covered call options on a security in order to collect the related premium on the call option and establish a sale price for the related security that the Sub-Adviser believes to be attractive.  The Fund may also write put options on a security in order to collect the related premium on the put option and acquire the related security at a price the Sub-Adviser believes to be attractive.

Principal Risks of Investing in the Fund: Since it purchases equity securities, REITs and income trust and MLP units that trade on stock exchanges, the Fund is subject to the risk that equity security, REIT and income trust and MLP unit prices will fall over short or extended periods of time.  Price volatility is the principal risk of investing in the Fund.  You could lose all or some of your investment in the Fund.  In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy.

Investing in foreign securities poses additional market risks since political and economic events unique in a country or region will affect those markets and their issuers and may not affect the U.S. economy or U.S. issuers.  In addition, investments in foreign securities are generally denominated in foreign currency.  As a result, changes in the value of those currencies compared to the U.S. dollar may affect the value of the Fund’s investments.

The Fund’s securities may go up or down in value depending on changes in the Canadian stock market, on the relative exchange rates of the U.S. dollar and the Canadian dollar, U.S. and Canadian political and economic developments, and U.S. and Canadian laws relating to investments in Canada.  Canadian securities may also be less liquid, more volatile and harder to value than U.S. securities.  The Canadian economy is highly dependent on the demand for, and supply and price of, natural resources.  The Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources.  There is a risk that any changes in these sectors could have an adverse impact on the Canadian economy.

The small and mid capitalization companies, REITs, income trusts and MLPs the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies.  In particular, these small and mid cap companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group.  Therefore, small and mid cap stocks may be more volatile than those of larger companies.  These securities may be traded over-the-counter or listed on an exchange.

During periods of low interest rates, Canadian income trusts may achieve higher yields compared with cash investments.  During periods of high interest rates, the opposite may be true.  Income trusts may experience losses during periods of both low and high interest rates.  In certain jurisdictions where limited liability legislation for income trusts has not been enacted, there is a remote risk that where claims against an income trust are not satisfied by that trust, investors in that trust could be held liable for any outstanding obligations.

A REIT is a corporation or trust that pools the capital of many investors to purchase income property and/or mortgage loans.  The Fund may purchase Canadian and U.S. equity REITs, which own and manage property, and Canadian and U.S.  mortgage REITs, which purchase mortgages and may also borrow money from banks to lend again at higher interest rates.  Some REITs also originate loans or develop properties.  REITs must satisfy specific requirements for favorable tax treatment and can involve unique risks in addition to the risks generally affecting the real estate industry.  REITs are dependent upon the quality of their management, may have limited financial resources and heavy cash flow dependency, and may not be diversified geographically or by property type.

The risks of investing in MLPs are generally those involved in investing in a partnership as opposed to a corporation.  Accordingly, there may be fewer protections afforded to investors in an MLP than investors in a corporation.  However, MLP investors typically have no personal liability, similar to a corporation’s shareholders. MLPs allow for pass-through income, meaning that they are not subject to corporate income taxes.  Instead, owners of an MLP are personally responsible for paying taxes on their allocable portion of the MLP’s income, gains, losses, and deductions whether or not they receive cash distributions.  MLPs make distributions that are generally paid out on a quarterly basis.  Some distributions received by the Fund with respect to its investments in MLPs may, if distributed by the Fund, be treated as a return of capital for federal income tax purposes because of accelerated deductions available with respect to the activities of such MLPs and the MLPs’ distribution policies.  Investments in units of MLPs involve risks that differ from investments in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right.  MLPs are generally engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources.  As a result, MLPs will be susceptible to adverse economic or regulatory occurrences affecting these sectors.

Even a small investment in derivative contracts can have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing.  Writing put and call options is a highly specialized activity and entails greater than ordinary investment risks. The successful use of options depends in part on the ability of the Sub-Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets.   The Fund may write covered call options on a security in order to collect the related premium on the call option and establish a sale price for the related security owned by the Fund that the Sub-Adviser believes to be attractive.  By writing covered call options on equity securities, the Fund gives up the opportunity to benefit from potential increases in the value of the common stocks above the strike prices of the written covered call options, but continues to bear the risk of declines in the value of its common stock portfolio. The Fund may write put options on a security in order to collect the related premium on the put option and to acquire the related security at a price the Sub-Adviser believes to be attractive.  The Fund bears the risk that the price of the security will fall significantly below the exercise price of the put option and the Fund will be required to acquire the related stock at a price that is less than attractive.  The Fund will receive a premium from writing a covered call or put option that it retains whether or not the option is exercised. The premium received from the written options may not be sufficient to offset any losses sustained from the volatility of the underlying equity securities over time.

The Fund should only be purchased by investors seeking high income and long-term growth of capital who can withstand the share price volatility of equity investing with a focus on Canadian securities.

Performance Information:  The bar chart and performance table below provide an indication of the risks of an investment in the Fund by showing the Fund’s performance for each full calendar year since its inception and by showing how the Fund’s average annual returns compare with those of broad measures of market performance.  Performance reflects contractual fee waivers in effect.  The performance shown represents performance of the Fund’s prior investment objective of capital appreciation and prior principal investment strategy of investing at least 80% of its assets in infrastructure and infrastructure-related industries.  If fee waivers were not in place, performance would be reduced.  Performance for Class II Shares is not shown because Class II Shares of the Fund had not commenced operations as of the date of this prospectus.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  Actual after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).  Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.dundeewealthus.com or by calling 1-888-572-0968.

Annual Return

For the years ended December 31

Best Quarter
September 30, 2010	10.92%

Worst Quarter
June 30, 2010	(6.18)%

Average Annual Total Returns

For the Periods Ended December 31, 2011

		Since Inception
	1 Year	(April 1, 2009)*

Before Taxes	10.97%	20.55%

After Taxes on Distributions	9.62%	17.10%

After Taxes on Distributions and Sale of Fund Shares	8.84%	16.24%

Standard & Poor’s/Toronto Stock Exchange Equity Income Index** (reflects no deductions for fees, expenses or taxes)	2.23%	N/A

Standard & Poor’s/Toronto Stock Exchange Composite Index** (reflects no deductions for fees, expenses or taxes)	(10.92)%	23.73%

Standard & Poor’s Global Infrastructure Index (reflects no deductions for fees, expenses or taxes)	(0.39)%	17.80%

Morgan Stanley Capital International (MSCI) World Index (reflects no deductions for fees, expenses or taxes)	(5.02)%	17.50%

* While the Fund commenced operations on March 31, 2009, the Fund began investing consistent with its prior investment objective on April 1, 2009.

** Effective  September 30, 2011, the Standard & Poor’s/Toronto Stock Exchange Equity Income Index and Standard & Poor’s/Toronto Stock Exchange Composite Index have replaced the Standard & Poor’s Global Infrastructure Index and Morgan Stanley Capital International (MSCI) World Index as more appropriate benchmarks for the Fund.  The Standard & Poor’s/Toronto Stock Exchange Equity Income Index began its performance history on December 20, 2010.  As such, performance results are not available for periods prior to that date.

Investment Adviser: DundeeWealth US, LP, 1160 West Swedesford Road, Suite 140, Berwyn, PA 19312.

Investment Sub-Adviser: GCIC US Ltd.

Portfolio Managers:

Oscar Belaiche, CFA Vice President & Portfolio Manager GCIC US Ltd. Length of Service: Since Inception	Jason Gibbs, CFA Vice President & Portfolio Manager GCIC US Ltd. Length of Service: Since Inception	Jennifer Stevenson Vice President & Portfolio Manager GCIC US Ltd. Length of Service: Since 2010

Purchasing, Selling and Exchanging Fund Shares: To purchase Class I Shares of the Fund for the first time, you must invest at least $10,000.  To purchase Class II Shares of the Fund for the first time, you must invest at least $50,000.  There is no minimum for subsequent investments. Approved brokers and other institutions that purchase shares on behalf of their clients may have their own minimum and subsequent investment requirements.

You may purchase or redeem shares on any day that the New York Stock Exchange (“NYSE”) is open for business (a Business Day). The price of shares issued by the Fund is based on the net asset value next determined after the Fund receives your purchase order.

Purchase and Redemption by Mail:
Regular Mail Address:	Express Mail Address:
DundeeWealth Funds	DundeeWealth Funds
C/O BNY Mellon Investment Servicing (US) Inc.	C/O BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9679	4400 Computer Drive
Providence, RI 02940-9679	Westborough, MA 01581

Purchase by Wire: To open an account by wire or to add to an existing account by wire, please call 1-888-572-0968 for instructions.

Tax Information: The Fund intends to make distributions at least annually that may be taxed as ordinary income or capital gains.  Additionally, you will recognize gain or loss when you redeem shares.  However, the distributions and any gains will not be taxable if you invested through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan account or an individual retirement account, though such amounts may be taxable to you when withdrawn from such account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related service.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.